EXHIBIT 10.58

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO SUBLICENSE AGREEMENT

This Amendment is made as of the 30th day of November 1998, between TITAN PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware and having its principal offices at 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080 U.S.A. (hereinafter “TITAN”), and NOVARTIS PHARMA A.G., a corporation organized under the laws of Switzerland and having its principal offices at Lichtstrasse 35, CH 4002, Basel, Switzerland (hereinafter “NOVARTIS”).

WITNESSETH

WHEREAS, the parties have entered into that certain Sublicense Agreement, effective as of November 20. 1997 (the “Principal Agreement”), whereby, among other things, TITAN granted to NOVARTIS an exclusive sublicense relating to a compound known as Iloperidone; and

WHEREAS, by this Amendment the parties desire to amend the Principal Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the pasties hereto agree as follows:

1. The term “Agreement”, as used and defined in the Principal Agreement, shall mean the Principal Agreement as amended by this Amendment. Terms defined in the Principal Agreement and not otherwise defined herein are used herein as defined in the Principal Agreement.

2. Except as otherwise provided herein, the terms and provisions of the Principal Agreement shall be unchanged and shall continue in full force and effect.

3. Appendix A to the Principal Agreement is hereby amended in its entirety to be and read in the form attached as Appendix A to this Amendment.

4. This Amendment may be executed in any number of counterparts, each of which should be deemed to be an original, but all of which together shall constitute one and the same Amendment.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereby intending to be legally bound have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NOVARTIS PHARMA A.G.		TITAN PHARMACEUTICALS, INC.

By:	/s/ Olivier Bassi /s/ James S. New	By:	/s/ Louis R. Bucalo

Date:	August 27, 1999	Date:	November 30, 1998

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A

PATENTS AND PATENT APPLICATIONS (PER SECTION 1.17)

(As amended per Amendment No. 1 to Sublicense Agreement)

Country	Patent Appl. No.	Filing Date	Type	Status	Patent No.	Issue Date	Expiration Date

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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Country	Patent Appl. No.	Filing Date	Type	Status	Patent No.	Issue Date	Expiration Date

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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Country	Patent Appl. No.	Filing Date	Type	Status	Patent No.	Issue Date	Expiration Date

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****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.